SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549




                            FORM 8-K




                         Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934




                          June 19, 1995
                        (Date of report)




                           ONEOK Inc.
     (Exact name of registrant as specified in its charter)



       Delaware                 1-2572           73-0383100
(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)        File Number)   Identification No.)



           100 West Fifth Street      Tulsa, OK 74103
            (Address of principal executive offices)



                         (918) 588-7000
      (Registrant's telephone number, including area code)

      Item 5. Other Events.

On June 19, 1995, the Commission approved a settlement agreed to by all active participants in the pending rate proceedings, including the Commission Staff, the Attorney General, and certain intervenors, which settled all issues in the proceedings. Under the approved settlement, the Company will receive a $14.9 million increase in base rates, of which $1.15 million applies for only two years. In recognition of the current highly competitive conditions in the industrial gas market, rates for large industrial customers were restructured and reduced, with revenue losses associated with such restructuring shifted to the general system "core" (residential and commercial) customers. The price of PIK gas to be included in the weighted average cost of gas (WACOG) was reduced to the cost of SISP gas and limited to an adjusted index price, the amount of PIK and SISP gas which could be taken and included in the PGA was increased but limited to 50 percent of the total general system supply on an annual basis, and the revenue loss resulting from the pricing change for PIK gas was shifted to the general system customers' base rates. The settlement also provided for limited (up to 10 percent) rate recovery for large industrial customer revenue losses resulting from future contract renegotiation and a temperature normalization adjustment clause. The Company anticipates that the result of such rate increases and rate restructuring and gas acquisition and pricing changes could be a net annual reduction of $6.7 million in burner tip gas costs to the general system core customers. As a part of the settlement the Company agreed not to file for a general rate increase for two years.

                                                  Sequentially
                                                    Numbered
Item 7.c) Exhibits.                                   Page

(99)*  Before the Corporation Commission              4-15
      of the State of Oklahoma, Joint
      Stipulation

*Filed herewith.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 22nd day of June, 1995.


                                   ONEOK Inc.

                                By: (J. D. NEAL)
                                   J. D. Neal
                                   Vice President, Chief
                                   Financial Officer, and
                                   Treasurer

                                                  Exhibit (99)

   BEFORE THE CORPORATION COMMISSION OF THE STATE OF OKLAHOMA


IN THE MATTER OF THE APPLICATION     )
FOR A CHANGE OR MODIFICATION IN      )
THE RATES, CHARGES AND TARIFFS OF    )   CAUSE NO. PUD 940000477
OKLAHOMA NATURAL GAS COMPANY, A      )
DIVISION OF ONEOK INC.               )

APPLICANT:     OKLAHOMA NATURAL      )
               GAS COMPANY           )
                                     )
RELIEF REQUESTED:  MODIFICATION OF   )   CAUSE PUD NO. 950000017
SPECIAL INDUSTRIAL SALES PROGRAM     )
                                     )
APPLICATION OF OKLAHOMA NATURAL      )
GAS COMPANY FOR MODIFICATION OF      )
ITS SPECIAL INDUSTRIAL SALES PROGRAM )

APPLICANT:     OKLAHOMA NATURAL      )
               GAS COMPANY           )
                                     )
RELIEF REQUESTED:  AMENDMENT OF A    )   CAUSE CD NO. 950000391
DEVIATION FROM THE GENERAL PRIORITY  )
SCHEDULE ESTABLISHED BY              )
OAC 165:10-17-12 IN ORDER TO MODIFY  )
SPECIAL INDUSTRIAL SALES PROGRAM     )
                                     )
APPLICATION OF OKLAHOMA NATURAL      )
GAS COMPANY TO AMEND ITS LIMITED     )
DEVIATION FROM THE GENERAL PRIORITY  )
SCHEDULE ESTABLISHED BY OAC          )
165:10-17-12 IN ORDER TO MODIFY      )
ITS SPECIAL INDUSTRIAL SALES PROGRAM )


                        JOINT STIPULATION

     COME NOW the parties to this proceeding and present the
following Joint Stipulation for Commission review and approval as
their compromise resolution of these Causes.   The terms of the
proposed Joint Stipulation are as follows:

  I. REVENUE REQUIREMENT
     A. Oklahoma Natural Gas Company's ("Oklahoma Natural") base revenues will be increased by a total of thirteen million, seven hundred fifty-six thousand dollars ($13,756,000) and structured in the core utility business (non-PCL) base rates, as defined in the prefiled testimony of Oklahoma Natural. This increase shall be spread among the various rate classes generally consistent with the rate design methodology recommended in the prefiled testimony of the Attorney General.
     B. Oklahoma Natural will collect through a tariff rider on the core utility rates one million, one hundred forty-eight thousand dollars ($1,148,000) per year for two years, representing a two-year amortization dating from the date of the order entered in these Causes to recover exactly the unamortized balance of the Edmond Storage gas loss.
 II. RATE RESTRUCTURING
     A. The parties adopt Staff's proposal regarding the restructuring of the Payment-In-Kind ("PIK")/Pipeline Capacity Lease ("PCL") rate class ("Competitive Market PCL Class") with certain modifications. The following reflects the terms to which the parties agree:
        1.  The price of PIK gas will be Oklahoma Natural's
            Special Industrial Sales Program ("SISP") cost or cash equivalent cap price for each contract which has cash equivalent cap provisions.
        2. Revenue loss of twenty-six million, four hundred sixty-three thousand, four hundred eighty-one dollars ($26,463,481) (which is based upon the test year PIK price of $3.015 per Mcf) as a result of the PIK pricing change set forth in the immediately preceding paragraph, will be shifted to the general system customers' base rates through a PCL tariff rider.
        3.  Any reduction in Oklahoma Natural's PIK gas volumes
            from its PCL customers, which currently Oklahoma
            Natural delivers to its core customers, will be replaced by direct purchases of SISP gas. The total of PIK and SISP gas included in the general system Purchased Gas Adjustment ("PGA") Clause shall be limited on an annual basis to fifty percent (50%) of the total general system supply.
        4. Such SISP gas will be included in Oklahoma Natural's Weighted Average Cost of Gas ("WACOG") at actual purchase price. However, the actual purchase price of SISP gas shall not exceed an index price comprised of the average of Inside FERC, Natural Gas
            Intelligence, and Gas Daily, as reported in the first
            issue of each publication, plus five (5) cents per MMBtu for deliveries into the system.
        5. The maximum rate for customers in the Competitive Market PCL Class, as defined in Oklahoma Natural's proposed tariffs filed in these Causes, shall be $.16/MMBtu for fertilizer customers and other customers with annual test period volumes exceeding five million (5,000,000) MMBtu, and $.34/MMBtu for all other Competitive Market PCL Class customers.
            The revenue losses associated with these maximum rates in the amount of eight million, nine hundred sixteen thousand, six hundred thirty dollars ($8,916,630) will be shifted to the general system customers' base rates through a PCL tariff rider. This amount shall be added to the PCL tariff rider referenced in Section II, A. 2.
        6. On the effective date of the Commission's Order approving this Joint Stipulation, all contracts for customers in the Competitive Market PCL Class shall automatically be modified such that the maximum rates described herein shall become the maximum rates under those contracts.
        7.  The parties agree that the results of the marginal cost study referenced herein shall be presented to the Oklahoma Corporation Commission wherein the Commission shall determine, after notice to all the parties and hearing, the appropriate marginal cost for each type of service available. The parties to this Joint Stipulation acknowledge and agree that the minimum rate for all members of each class identified shall be based upon the aggregated marginal cost of the services provided.
     B. Oklahoma Natural agrees to not file an application for a general rate increase prior to twenty-four (24) months from the date of the issuance of the final order in these consolidated Causes subject to the Commission's approval of this Paragraph B. For the purposes of this Joint Stipulation, a rate application dates to the filing of a Notice of Intent as required by the Minimum Filing Requirement Rules. The parties agree that the cash equivalent revenue from the thirty-five (35) customers in the Competitive Market PCL Class is twenty-five million, twenty three thousand, four hundred seventy dollars ($25,023,470) for the test year, which equates to the "base level revenue" to be received from
        this class.  Rate treatment of such revenue shall be as follows:
        1. Reductions in such revenue that are within minus ten percent (-10%) of the base level revenue will be added to the PCL tariff rider. Such calculations will be made subsequent to each calendar quarter for the most current 12 month period.
        2. Revenue in excess of base level revenue or more than minus ten percent (-10%) of the base level revenue will be realized or lost, as applicable, totally by Oklahoma Natural until the next general rate proceeding.
        3. Any change, due to lost customers, to the base level revenue is subject to Commission approval.
     C. Oklahoma Natural will submit for in camera review and Commission approval the renegotiated contracts for the Competitive Market PCL Class customers after they are renegotiated.
     D. The parties adopt the changes to Oklahoma Natural's Purchased Gas Adjustment Clause as proposed by Staff witness Edwin Farrar, except for the incentive provisions therein.
      III. SPECIAL INDUSTRIAL SALES PROGRAM/LIMITED DEVIATION
     A. Oklahoma Natural's application in these Causes for an amendment to SISP to permit it to replace any declines in PIK gas volumes with SISP gas should be granted up to a maximum of fifty percent (50%) of its general system gas supply on an annual basis, in accordance with the provisions set forth in Section II, above.
     B. Oklahoma Natural's application in these Causes for an extension of its limited deviation from OAC:165-10-17-12 to permit implementation of the amendment to SISP should be granted so that the total of PIK and SISP gas included in the general system Purchased Gas Adjustment ("PGA") Clause shall be limited on an annual basis to fifty percent (50%) of the total general system supply.
 IV. OTHER SPECIFIC TERMS
     A. Temperature Adjustment Clause - The parties adopt
        Staff's proposed alternative to Oklahoma Natural's proposed Temperature Adjustment Clause, including
        Staff's proposed reporting requirements and independent verification of accuracy.
     B. Studies to be Performed
        1. Oklahoma Natural agrees to perform a Marginal Cost Study and System-Wide Load Study, as proposed in Staff's testimony filed in these Causes, subject to
            Oklahoma Natural reaching an agreement with Staff as
            to the scope and magnitude of the studies.
        2. Subsequent to the completion of such studies, Oklahoma Natural and Staff agree to discuss the performance of a Gas Supply Planning/Gas Supply Portfolio Study and Design Day Characteristics Study.
        3. With respect to Oklahoma Natural's Organizational Structure and Operations, Oklahoma Natural agrees to develop a process to ensure ongoing dialogue with Staff.
        4. Staff and Oklahoma Natural agree, no later than ninety (90) days after the date of the order entered in these Causes, to begin a dialogue to reach an agreement concerning the scope and timing of the studies referred to herein.
        5. Any disagreement between Staff and Oklahoma Natural in reference to the content and timing of these studies may be presented to the Commission.
        6. Oklahoma Natural, Staff, and the Attorney General agree to cooperate in the continuing informal review of gas supply issues and the studies contemplated herein.
     C. Other Postretirement Benefits ("OPEB") - The parties acknowledge that within the stipulated revenue increase
        is a recognition of recovery of all  Oklahoma Natural's deferred SFAS 106 related costs, calculated on an accrual basis, as of June 30, 1995, and that this balance will be amortized over 18.25 years, effective as of the date of the order entered in these Causes.
     D. Deferred Pension Expense - The deferred pension costs recorded on Oklahoma Natural's books as of November 30, 1994, which were not provided for in Order No. 388124 entered in Cause No. PUD 910001190, will be amortized over 9.33 years, effective as of the date of the order entered in these Causes.
     E. AFUDC and/or IDC -Oklahoma Natural will not accrue IDC/AFUDC for the amount of Construction Work in Progress ("CWIP") equal to the amount of three million, one hundred ninety-six thousand, seven hundred seventy-two dollars ($3,196,772) as proposed by Staff in these Causes. This is consistent with the concept approved in the Commission's Order No. 388124 entered in Cause NO. PUD 910001190.
  V. GENERAL TERMS
     A. The parties to this Joint Stipulation believe this Stipulation represents a complete, reasonable settlement of these Causes and therefore serves the public
        interest.  This Stipulation disposes of all the issues raised by the parties.
     B. The net impact of the total adjustments including the increase in base rates agreed to in this Joint Stipulation is attached hereto as Exhibit A. It demonstrates that while the amount will vary based upon the price of spot market gas, the net reduction to the core customers is anticipated to be in excess of six million, seven hundred thousand dollars ($6,700,000) on an annualized basis.
     C. The parties agree that the final order entered in these Causes shall contain the terms of the Joint Stipulation.
     D. The parties specifically state and recognize that the Joint Stipulation represents a negotiated settlement with respect to these Causes and is a balance and compromise of the positions of each of the parties in connection herewith. Accordingly, the Commission shall explicitly recognize that the execution of all of this Stipulation by each party hereto shall not be construed as agreement or acquiescence by any one or all of the parties to any particular calculation, adjustment, theory, or issue.
     E. The parties hereto agree that the approval of this Joint Stipulation shall have no precedential value, either
        binding or persuasive, in any other proceeding before the Commission, whether involving Oklahoma Natural or any other entity. Provided, however, that although this Joint Stipulation is not intended to be nor should it be construed as being precedential for future rate cases, the parties hereto, through their execution of this document, do intend that the provisions of this document do resolve these Causes.
     F. Failure of the Commission to adopt the Joint Stipulation in its entirety shall render the Joint Stipulation void.
     G. This Joint Stipulation supersedes any previous settlement document executed by the parties in these Causes.
     WHEREFORE, the undersigned parties submit this Joint Stipulation as their negotiated settlement of the Causes set forth herein, and respectfully request the Commission to order approval of this Joint Stipulation.


                           OKLAHOMA NATURAL GAS COMPANY,
                           A Division of ONEOK Inc.


Dated:    6/1/95           By:   (JOHN A. GABERINO, JR.)
                                 John A. Gaberino, Jr.
                                 Arrington Kihle Gaberino & Dunn

                           PUBLIC UTILITY DIVISION
                           OKLAHOMA CORPORATION COMMISSION


Dated:  June 1, 1995       By:  (ANDREA POTEET JOHNSON)
                                Andrea Poteet Johnson
                                Assistant General Counsel



                           W. A. DREW EDMONDSON
                           ATTORNEY GENERAL, STATE OF OKLAHOMA


Date:   6/1/95             By:  (RICK D. CHAMBERLAIN)
                                Rick D. Chamberlain
                                Assistant Attorney General



                           TERRA NITROGEN LIMITED PARTNERSHIP


Dated:   6/1/95            By: (GRAYDON D. LUTHEY, JR.)
                               Graydon D. Luthey, Jr.
                               Hall, Estill, Hardwick, Gable,
                               Golden, & Nelson



                           OKLAHOMA INDUSTRIAL ENERGY CONSUMERS


Dated:   6/1/95            By: (WILLIAM J. BULLARD)
                               William J. Bullard
                               Williams, Box, Forshee & Bullard



                           TRANSOK, INC.


Dated:   6/1/95            By:  (MICHAEL D. PALMER)
                                Michael D. Palmer

                                                       Exhibit A


Oklahoma Natural Gas Company
Cause No. PUD No. 940000477
Customer Impact
Of Settlement Stipulation


General System Volumes (Mcf)                            Total
Total General System Volumes                         77,544,661

Percentage To Be Priced at SISP/PIK Rates                50.00%

          Volume To Be Priced at SISP/PIK Rates      38,772,331

Estimated Price Differential

Spot Price - 12 Months Ended December 1994               $1.730

General System - 12 Months Ended December 1994           $3.200

          Difference                                   ($1.470)

Gas Cost (Savings)                                 ($56,995,326)

PCL Tariff Rider
50% PCL Tariff Rider                                $35,380,111

Net (Savings)                                      ($21,615,215)

Base Rate Increase Plus Edmond Storage Loss Rider   $14,904,000

Net (Decrease) In Burner
    Tip Cost To Core Customers                      ($6,711,215)